                                                                                     Exhibit 99.1

                                     Joint Filer Information

Date of Event
Requiring Statement:       September 16, 2011

Issuer Name and Ticker
or Trading Symbol:         YRC Worldwide Inc. [ YRCW ]

Designated Filer:          DBD Cayman Holdings, Ltd.

Other Joint Filers:        DBD Cayman, Ltd.
                           TCG Holdings Cayman II, L.P.
                           TC Group Cayman Investment Holdings, L.P.
                           TC Group CSP II, L.L.C.
                           CSP II General Partner, L.P.
                           Carlyle Strategic Partners II, L.P.
                           CSP II Coinvestment, L.P.

Addresses:                 The principal business address of each of DBD Cayman, Ltd., TCG
                           Holdings Cayman II, L.P. and TC Group Cayman Investment Holdings,
                           L.P. is c/o Walkers Corporate Services Limited, Walker House,
                           87 Mary Street, George Town, Grand Cayman KY1-9001,
                           Cayman Islands.

                           The principal business address of each of  TC Group CSP II, L.L.C.,
                           CSP II General Partner, L.P., Carlyle Strategic Partners II, L.P. and
                           CSP II Coinvestment, L.P. is c/o The Carlyle Group, 1001 Pennsylvania
                           Ave., N.W., Suite 220 South, Washington, DC 20004-2505.

Signatures:

Dated: October 5, 2011
                           DBD Cayman Holdings, Ltd.

                           by:    /s/ John Beczak,
                                  --------------------------------------------------------------
                                  attorney in fact for David M. Rubenstein
                                  --------------------------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Ordinary Member

                           DBD Cayman, Ltd.

                           by: DBD Cayman Holdings, Ltd., its sole shareholder

                           by:    /s/ John Beczak,
                                  --------------------------------------------------------------
                                  attorney in fact for David M. Rubenstein
                                  --------------------------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Ordinary Member

                           TCG Holdings Cayman II, L.P.

                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder

                           by:    /s/ John Beczak,
                                  --------------------------------------------------------------
                                  attorney in fact for David M. Rubenstein
                                  --------------------------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Ordinary Member

                           TC Group Cayman Investment Holdings, L.P.

                           by: TCG Holdings Cayman II, L.P., its general partner
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder

                           by:    /s/ John Beczak,
                                  --------------------------------------------------------------
                                  attorney in fact for David M. Rubenstein
                                  --------------------------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Ordinary Member

                           TC Group CSP II, L.L.C.

                           by: TC Group Cayman Investment Holdings, L.P., its managing member by: TCG Holdings Cayman II, L.P., its general partner
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder

                           by:    /s/ John Beczak,
                                  --------------------------------------------------------------
                                  attorney in fact for David M. Rubenstein
                                  --------------------------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Ordinary Member

                           CSP II General Partner, L.P.

                           by: TC Group CSP II, L.L.C., its general partner
                           by: TC Group Cayman Investment Holdings, L.P., its managing member by: TCG Holdings Cayman II, L.P., its general partner
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder

                           by:    /s/ John Beczak,
                                  --------------------------------------------------------------
                                  attorney in fact for David M. Rubenstein
                                  --------------------------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Ordinary Member

                           Carlyle Strategic Partners II, L.P.

                           by: CSP II General Partner, L.P., its general partner
                           by: TC Group CSP II, L.L.C., its general partner
                           by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder

                           by:    /s/ John Beczak,
                                  --------------------------------------------------------------
                                  attorney in fact for David M. Rubenstein
                                  --------------------------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Ordinary Member

                           CSP II Coinvestment, L.P.

                           by: CSP II General Partner, L.P., its general partner
                           by: TC Group CSP II, L.L.C., its general partner
                           by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
                           by: DBD Cayman, Ltd., its general partner
                           by: DBD Cayman Holdings, Ltd., its sole shareholder

                           by:    /s/ John Beczak,
                                  --------------------------------------------------------------
                                  attorney in fact for David M. Rubenstein
                                  --------------------------------------------------------------
                           Name:  David M. Rubenstein
                           Title: Ordinary Member